Exhibit 99.2 Invivyd Q3 Earnings Call & Business Update November 6, 2025 © 2025 Invivyd, Inc. All trademarks used in this presentation are the property of their respective owners. 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward- looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, expectations regarding Invivyd’s efforts to develop potential best-in-class antibody therapies across multiple viral threats; expectations about the COVID landscape; beliefs about limitations of COVID vaccines and the expected advantages of monoclonal antibodies (mAbs); expectations regarding durability and stability of the company’s antibodies; plans related to the company’s research and development activities, and the timing and potential results thereof; the potential of VYD2311 as a mAb candidate; expectations regarding the company’s clinical trial designs and enrollment, regulatory pathway, product profile, target patient population, indication and potential administration paradigm for VYD2311; PEMGARDA® (pemivibart) as a mAb for pre-exposure prophylaxis (PrEP) of COVID-19 in certain immunocompromised patients; estimates regarding the size of target patient populations and the potential market opportunity for the company’s product candidates, as well as its market position; the company’s commercialization plans, strategies, goals and expectations; the potential of the company’s pipeline and discovery efforts, including for COVID, Long COVID, respiratory syncytial virus (RSV) and measles; the company’s business strategies and objectives, and ability to execute on them; the company’s future prospects; and other statements that are not historical fact. The company may not actually achieve the plans, intentions or expectations disclosed in the company’s forward-looking statements and you should not place undue reliance on the company’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: uncertainties about the company’s expectations, projections and estimates regarding future costs and expenses, future revenue, capital requirements, and the availability of and the need for additional financing; whether the company’s cash and cash equivalents are sufficient to support its operating plan for as long as anticipated; uncertainties regarding market acceptance, payor coverage and reimbursement, or future revenue generated by PEMGARDA; the timing, progress and results of the company’s discovery, preclinical and clinical development activities, including the initiation of the DECLARATION clinical trial, and finalization and initiation of other aspects of the REVOLUTION clinical program, such as the LIBERTY clinical trial, subject to final alignment with the U.S. Food & Drug Administration (FDA); clinical trial site activation or enrollment rates; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of the company’s product candidates based on neutralizing activity in nonclinical studies; the risk that results of nonclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; how long the emergency use authorization (EUA) granted by the FDA for PEMGARDA for COVID-19 PrEP in certain immunocompromised patients will remain in effect and whether such EUA is revised or revoked by the FDA; changes in the regulatory environment; the outcome of the company’s engagement with regulators; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways; the company’s ability to generate the data needed to support a potential Biologics License Application (BLA) submission for VYD2311; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of any product candidate following regulatory authorization or approval; the success of the company’s in-house sales force, and company’s ability to maintain and expand sales, marketing and distribution capabilities to successfully commercialize any authorized or approved product candidates; changes in expected or existing competition; the company’s reliance on third parties; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; variability of results in models and methods used to predict activity against SARS-CoV-2 variants; whether the epitopes that pemivibart and VYD2311 target remain structurally intact; whether the company’s product candidates are able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; the complexities of manufacturing mAb therapies, and availability of quantities of commercial launch product in the future, if authorized or approved; macroeconomic and political uncertainties; the company’s ability to realize the anticipated benefits of its loan facility; the company’s ability to continue as a going concern; and whether the company has adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause the company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, each filed with the Securities and Exchange Commission (SEC), and in the company’s other filings with the SEC, and in its future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this press release are made as of this date, and Invivyd undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. This presentation contains hyperlinks to information that is not deemed to be incorporated by reference in this presentation. All trademarks used in this presentation are the property of their respective owners. 2

01 Invivyd Approach 02 Clinical & Regulatory 03 Future Commercial Landscape agenda 04 Finance 05 Q&A 3

We’re developing potential best- in-class antibody therapies across The need multiple viral threats, providing protection and defining what’s next in keeping people well. With is urgent. a broad pipeline and sharp execution, we’re moving quickly to turn breakthrough science into lasting impact and value. The market potential is significant. We’re taking action. M EA S LES CO VI D LONG COVID RS V 4

01 Invivyd Approach 02 Clinical & Regulatory 03 Future Commercial Landscape agenda 04 Finance 05 Q&A 5

The Clinical Data Phase 3 RCTs: ~2 months of efficacy follow-up Current Disconnected The FDA Labels state of COVID “Once – OR – More than 2 months since last boost dose” mRNA vaccine prevention General Utilization Approximately annual 6 References: Prescribing Information – COMIRNATY Aug 2025; Prescribing Information - SPIKEVAX Aug 2025

Declaration



Day 1
Day 30
Day 60
Day 90
End of Study
60-Day Treatment Period
30-Day Follow-up Period
Screening
(up to Day -14)
R
1:1:1
N1770
VYD2311-SD
(single dose)
VYD2311
Placebo
Placebo
VYD2311-MD
(multidose)
VYD2311
VYD2311
VYD2311
Placebo
Placebo
Placebo
Placebo

Monitor for CLI symptoms: Day 1 to Day 90
If qualifying CLI symptoms: Confirm in-person with SARS-CoV-2 RT-PCR within 2 days
If confirmed COVID: 28-day follow-up
*Day 8 and Day 68 PK for ≈ 200 participants at select sites

Liberty



Day 1
End of Study
30-Day Follow-up Period
Screening
(up to Day -14)
R
1:1:1
N~210
VYD2311-SD
(single dose)
mRNA Vaccine
(single dose)
Combination
VYD2311 and mRNA
Vaccine

This study will characterize the safety and tolerability, immunogenicity of COVID vaccines, pharmacokinetics of VYD2311, and neutralizing antibody titers of concomitant administrations of VYD2311 and COVID vaccines, subject to final FDA alignment.

INVIVYD
7

Repeat dose Why study safety and titer VYD2311 in multi-doses? data Anticipate that, if approved, most people would choose to get VYD2311 once a year, with a safety profile that enables extra protection for those who want it.* 8 *Depending on Prescribing Information, if approved

mRNA COVID vaccines Invivyd COVID IM antibodies side effects expected side effects High likelihood Low likelihood and and High discomfort Low discomfort 9

01 Invivyd Approach 02 Clinical & Regulatory 03 Future Commercial Landscape agenda 04 Finance 05 Q&A 10

Foundation built to expand to a broad market
Quick pivot from infused specialty medication to potential vaccine replacement

$13.1 M **PEMGARDA Net Revenue Q3 '25**

811 Accounts w/ PEMGARDA Infusion Experience

76% Reordering Accounts

1200+ Available Sites for infusion

125+ Conferences/Exhibits Attended

15,000+ GPO Contracted Sites

Established Strong Commercial Foundation

- In-line commercial team and infrastructure to support long-term growth
- Continued sales growth QoQ in 2025

Building from Specialty Infusion Team – Scaling to serve broad market for VYD2311

- PEMGARDA field force sized to meet the market at centers of excellence
- Expanding commercial team to increase reach into broader HCP audiences

Developed Focus Messaging to build from – VYD2311 requires a greater presence

- Expanding digital presence to reach more HCP specialties
- Establish scalable foundation for mass consumer market

Access Strategy Shift to serve much larger opportunity

- >96% of medical claims in 2025 successfully processed
- Expand PEMGARDA market access position for VYD2311

INVIVYD

All metrics are Launch to Date (LTD) - 9/30

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Broad recognition from Societies and Guidelines for Antibodies in COVID

SOCIETY / GUIDELINE	PEMGARDA OR MAB	TARGET AUDIENCE
HIV.gov	PEMGARDA	Immunodeficiency
IDSA	Pemivibart	Infectious disease
NCCN – B-Cell Lymphomas	Pemivibart	Oncology
NCCN – Infection Prevention	Pemivibart	Oncology
Immune Deficiency Foundation (IDF)	PEMGARDA	Immunodeficiency
Leukemia and Lymphoma Society (LLS)	Pemivibart	Oncology
MS Society	PEMGARDA	Rheumatology
National Kidney Foundation	PEMGARDA	Solid organ transplant
American Cancer Society	PEMGARDA	Oncology
American College of Rheumatology	mAbs	Rheumatology
American Lung Association	Pemivibart	Oncology
National Council on Aging (NCOA)	PEMGARDA	Elderly
BreastCancer.org	PEMGARDA	Oncology
CLL Society	PEMGARDA	Oncology
American Academy of Allergy, Asthma, and Immunology (AAAAI)	PEMGARDA	Immunology
Vasculitis Foundation	PEMGARDA	Rheumatology

NCCN National Comprehensive Cancer Network®

CLL SOCIETY

IDSA

Invivyd poised to deliver on ***scalable form factor for broad access***

INVIVYD 12

COVID’s systemic complications continue to unfold All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation. 13

mRNA safety concerns from regulators and patients 1 Current Unique non-vaccine MOA to prevent COVID provides 2 a competitive and compelling differentiator market offers Significant unmet need for vaccine alternatives 3 tailwinds for Total addressable market is significant VYD2311 4 Growing identification of long-term effects of COVID infections 5 14

COVID information-sharing tactics are scalable 15

Commercial Congress activity 36 Congresses Planned 3 with expanded booth presence (20x20) • ASH, IDWeek, ACR Broad Focus: • Cardiology • Infectious Disease • Neurology • Nephrology • Pulmonology • Rheumatology • Transplant 16

U.S. Pop 12+ 293,000,000 Flu Vaccine doses in 147M 24-25 flu season 34.2M ~146 - 158M ~100 - 112M COVID vaccinated last Received a flu shot, but not COVID last Did not receive COVID or flu shot in last respiratory season respiratory season respiratory season 17

GOAL: provide Americans with a choice for COVID protection COVID-19 Vaccine Monoclonal Antibody: VYD2311 Reactogenic Not a vaccine Immunologically silent Myocarditis risk Short duration of protection Natural, supplemental protection (weeks) Long duration of protection Modest efficacy (months) Was mandated High efficacy (anticipated) >34m doses administered Commercial launch in U.S. 2024-2025 season quantities at-the-ready Planned head-to-head safety COVID mAb: potential for equitable, instant, time to go demonstration to clearly distinguish high, safe, natural, vaccine-free protection COVID mAb from COVID vaccine Medical/social/political environment VYD2311 = potential blockbuster, if potentially primed for disruption BIG approved of COVID vaccine 18

COVID Vaccines: Big Revenue, Small Protection 18 and over vaccine efficacy (VE) reduction in hospitalization estimate from CDC 2023–2024 vaccine dose, ≥7 days 36% $3.8B 7–59 days earlier 51% (45–56) FY24 60–119 days earlier 42% (35–48) U.S. Revenue 120–179 days earlier 15% (3–26) 19

01 Invivyd Approach 02 Clinical & Regulatory 03 Future Commercial Landscape agenda 04 Finance 05 Q&A 20

Financial highlights Q3 2025 PEMGARDA® (pemivibart) net product revenue of $13.1 million • 41% growth over Q3 2024 • 11% growth over Q2 2025 October 2025 ending cash of over $100M • Ended Q3 2025 with $85.0 million in cash and cash equivalents after closing of $57.5 million public offering in August 2025, with additional $29.8 million gross proceeds from usage of at-the-market (ATM) offering facility in October 2025 PEMGARDA® Net Product Revenue Q1 Q2 Q3 Q4 2024 $0 $2.3M $9.3M $13.8M 2025 $11.3M $11.8M $13.1M 21

01 Invivyd Approach 02 Clinical & Regulatory 03 Future Commercial Landscape agenda 04 Finance 05 Q&A 22

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